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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 6, 2004
                                 Date of Report
                        (Date of earliest event reported)



                            P. H. GLATFELTER COMPANY
             (Exact name of registrant as specified in its charter)




                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)



                 1-3560                                    23-0628360
        (Commission file number)               (IRS Employer Identification No.)


   96 SOUTH GEORGE STREET, SUITE 500
        YORK, PENNSYLVANIA 17401                         (717) 225-4711
(Address of principal executive offices)        (Registrant's telephone number,
                                                      including area code)




                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

          The following exhibit is furnished herewith

          Exhibit
          Number          Description
          ------          -----------

          99.1 Earnings press release issued by the Company on February 6, 2004, with respect to the results of operations for the three months and year ended December 31, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On February 6, 2004, P.H. Glatfelter Company ("Company") reported results of operations for the three months and year ended December 31, 2003. A copy of the earnings press release issued by the Company is furnished herewith as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                P. H. Glatfelter Company
                                                    (Registrant)

               Date: February 6, 2004     By:   /s/ John P. Jacunski
                                                --------------------------------
                                                    John P. Jacunski
                                                    Vice President and Corporate
                                                      Controller


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                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

99.1 Earnings press release issued by the Company on February 6, 2004, with respect to the results of operations for the three months and year ended December 31, 2003, filed herewith.


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